Exhibit 99.1

Eightco ($ORBS) Announces Share Buyback Program for up to $125 Million

Eightco holds over 10% of the current WLD supply in circulation

The Company is supported by a group of strategic and institutional investors including: BitMine (BMNR), MOZAYYX, World Foundation, Wedbush, Coinfund, Discovery Capital Management, FalconX, Kraken, Pantera, GSR, Brevan Howard and more

EASTON, PA – December 29, 2025, Eightco Holdings Inc. (NASDAQ: ORBS) today announced that its Board of Directors has approved the authorization of a share buyback program for up to $125 million.

“Management and the Board believe that based on Eightco’s current valuation and its pipeline for additional partnerships, the public stock is becoming an increasingly attractive investment,” said Dan Ives, Chairman of Eightco. “This buyback program is a strong vote of confidence in Eightco’s strategy, and we see this as an opportunity to create meaningful value for shareholders as we execute on our vision.”

“The Board and management team’s decision to authorize a share repurchase program sends a clear message about our confidence in Eightco’s strategy, execution, and long-term opportunity,” said Kevin O’Donnell, Chief Executive Officer of Eightco. “With disciplined capital allocation and a strong belief in the value and vision of the company, we are doubling down on our commitment to create meaningful, long-term value for shareholders as we continue to execute and scale.”

Through strategic investments and partnerships, in addition to its Worldcoin treasury, Eightco is driving the development of a universal framework for digital identity and authentication. Infinity by ORBS is leading the advancement of AI-resistant enterprise authentication and will continue to develop new approaches to meet the evolving identity and verification challenges that come with scaled AI adoption.

ABOUT EIGHTCO HOLDINGS INC.

Eightco Holdings Inc. (NASDAQ: ORBS) is building the authentication and trust layer for the post-AGI world. Its mission centers on strategic pillars including consumer authentication, enterprise authentication, and gaming authentication. Through its pioneering digital asset strategies, including the first-of-its-kind Worldcoin treasury, and partnerships with leading technology innovators, Eightco is establishing a universal foundation for digital identity and Proof of Human (PoH) verification. Dan Ives serves as Chairman of Eightco, where he leads the company’s mission to build the global authentication and trust layer in an AI world.

For additional details, follow on X:

https://x.com/iamhuman_orbs

https://x.com/divestech

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 15, 2025. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

MEDIA CONTACT:

Marcy Simon

Marcy@agentofchange.com

+19178333392